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                            NOTICE OF GUARANTEED DELIVERY
                                         FOR
                                HARD ROCK HOTEL, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Hard Rock Hotel, Inc. (the "Company") made pursuant to the
Prospectus, dated                  , 1998 (the "Prospectus"), if certificates
for the outstanding 9 1/4% Series A Senior Subordinated Notes due 2005 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Trust National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

         DELIVERY TO: U.S. Bank Trust National Association, EXCHANGE AGENT

            BY MAIL:                            BY OVERNIGHT COURIER:

U.S. Bank Trust National Association    U.S. Bank Trust National Association
      U.S. Bank Trust Center                  U.S. Bank Trust Center
      180 East Fifth Street                   180 East Fifth Street
    St. Paul, Minnesota 55101               St. Paul, Minnesota 55101
 Attention:  Specialized Finance         Attention:  Specialized Finance
            Department                              Department

BY HAND: IN NEW YORK (AS DROP AGENT)            BY HAND: IN ST. PAUL

U.S. Bank Trust National Association    U.S. Bank Trust National Association
    100 Wall Street, 20th Floor                U.S. Bank Trust Center
     New York, New York 10005             180 East Fifth Street, 4th Floor
                                             St. Paul, Minnesota 55101

                               FOR INFORMATION CALL:
                                   (612) 244-0721

                             BY FACSIMILE TRANSMISSION
                         (FOR ELIGIBLE INSTITUTIONS ONLY):
                                   (612) 244-1537

                       Attention: Corporate Trust Department

                               CONFIRM BY TELEPHONE:
                                   (612) 244-0721

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.




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Principal Amount of Old Notes
     Tendered:*


$
 -------------------------------------
Certificate Nos. (if available):        If Old Notes will be delivered by book-
                                        entry transfer to The Depository Trust
                                        Company, provide account number.
Total Principal Amount Represented by
     Old Notes Certificate(s):
$                                       Account Number
 -------------------------------------                ----------------------

--------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                                   PLEASE SIGN HERE

X
   -----------------------------------  --------------
X
   -----------------------------------  --------------
     Signature(s) of Owner(s)                Date
     or Authorized Signatory

     Area Code and Telephone Number:
                                        --------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         PLEASE PRINT NAME(s) AND ADDRESS(es)

Name(s):
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Capacity:
               -----------------------------------------------------------------
Address(es):
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

                                      GUARANTEE
                       (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


------------------
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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          Name of Firm                            Authorized Signature

                                        ----------------------------------------
              Address                                        Title
                                   Name:
                                        ----------------------------------------
                             Zip Code             (Please Type or Print)
Area Code and Tel. No.                  Dated:
                       ---------------         ------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.